UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 12, 2024

MASTECH DIGITAL, INC.

(Exact Name of Registrant as Specified in Its Charter)

Pennsylvania	001-34099	26-2753540
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1305 Cherrington Parkway, Suite 400

Moon Township, PA 15108

(Address of Principal Executive Offices) (Zip Code)

(412) 787-2100

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	MHH	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On January 12, 2024 (the “Effective Date”), Mastech Digital, Inc. (the “Company”) entered into a Consulting Services Agreement (the “Consulting Agreement”) with Primentor Inc., a California corporation (the “Consultant”), Phaneesh Murthy, the owner of all outstanding equity of the Consultant (“Murthy”), Srinjay Sengupta, a contractor of the Consultant (“Sengupta”), and Sunil Wadhwani and Ashok Trivedi, each a co-founder and director of the Company (together, the “Founders”). Under the terms of the Consulting Agreement, the Consultant will provide the Company with strategic advisory and management consulting services, as well as any other business and organizational strategy services as the board of directors of the Company may reasonably request from time to time (collectively, the “Services”).

The initial term of the Consulting Agreement commenced on the Effective Date and continues thereafter for a period of three years or, if sooner, until the consummation of a Sale Event (as defined below) (the “Initial Term”), unless the Consulting Agreement is sooner terminated in accordance with its terms. The Company may request to renew the term of the Consulting Agreement for additional successive one year terms (each, a “Renewal Term”), in which case, if the Consultant agrees, the Company and the Consultant will negotiate and use reasonable good faith efforts to agree upon the scope of the additional services and the amount of the additional consulting fees for such Renewal Term (the Initial Term, together with any Renewal Terms, the “Term”).

Compensation and Reimbursement for Services.

As consideration payable to the Consultant for providing the Services to the Company, the Company will pay to the Consultant the following consulting fees (the “Consulting Fees”):

(i)	$100,000 per month for the first 9 months of the Initial Term;

(ii)	$30,000 per month for months 10 through 12 of the Initial Term;

(iii)	$25,000 per month for months 13 through 18 of the Initial Term;

(iv)	$20,000 per month for months 19 through 24 of the Initial Term; and

(v)	a lump sum amount of $120,000 that is payable on the date that is the second anniversary of the Effective Date.

The Company is required to pay the monthly Consulting Fees described above through the effective date of any termination of the Agreement. In the event the Consulting Agreement is terminated by the Company without Cause (as defined in the Consulting Agreement) and such termination is effective after the first 9 months of the Initial Term but prior to the second anniversary of the Effective Date, the Company is obligated to pay the Consultant a termination fee of up to $120,000 (the “Termination Fee”). The Company is also obligated to reimburse the Consultant for any reasonable and documented out-of-pocket amounts incurred by the Consultant or any of Consultant’s personnel in rendering the Services (the “Out-of-Pocket Expenses”).

Equity Compensation.

On the Effective Date and pursuant to the terms of the Consulting Agreement, the Company issued to each of Murthy and Sengupta options (“Stock Options”) to purchase up to 192,500 shares of the Company’s common stock, par value $1.00 per share (the “Common Stock”) (i.e., 385,000 shares of Common Stock in the aggregate) for a per share exercise price equal to the closing price of the Common Stock on the NYSE MKT on January 12, 2024, which was $8.34 per share. The Stock Options were granted pursuant to the Company’s Stock Incentive Plan, effective as of May 14, 2014 (as amended from time to time, the “Plan”), and are subject to the terms and conditions set forth in the Plan and the Stock Option Grant Agreements attached as exhibits to the Consulting Agreement (the “Stock Option Agreements”). Subject to the terms of the Stock Option Agreements, each Stock Option will vest in accordance with the following schedule:

(i)	64,166 shares will vest on the one-year anniversary of the Effective Date;

(ii)	64,167 shares will vest on the second-year anniversary of the Effective Date; and

(iii)	64,167 shares will vest on the third-year anniversary of the Effective Date.

Founder Equity Transfer Upon a Sale Event.

As additional incentive compensation to the Consultant, and subject to the terms and conditions of the Consulting Agreement:

(i)

in the event a Sale Event is consummated on or before the date that is 12 months from the expiration or early termination of the Term, Murthy and Sengupta will each receive from the Founders and/or any one or more of their respective affiliates (excluding the Company and the Company’s subsidiaries) (the “Founder Entities”), for no consideration paid therefor, an aggregate number of shares of Common Stock held by the Founders and/or the Founder Entities that is equal to 1.1% of the total number of shares of Common Stock outstanding on the date upon which the definitive agreement for such Sale Event is entered into by the Company; and

(ii)

in the event a Sale Event is consummated after the date that is 12 months from the expiration or early termination of the Term, but not later than the date that is 36 months after the expiration or early termination of the Term, Murthy and Sengupta will each receive from the Founders and/or any one or more Founder Entities, for no consideration paid therefor, an aggregate number of shares of Common Stock held by the Founders and/or the Founder Entities that is equal to 0.55% of the total number of shares of Common Stock outstanding on the date upon which the definitive agreement for such Sale Event is entered into by the Company.

The foregoing transfers of shares of Common Stock by the Founders and/or the Founder Entities (the “Founder Equity Share Transfers”) will occur immediately prior to the closing of the applicable Sale Event. For purposes of the Consulting Agreement, a “Sale Event” is defined to mean the occurrence, after the Effective Date, of (1) a sale or transfer of all or substantially all of the assets of the Company to another entity or person or (2) the acquisition by another entity or person of all outstanding equity securities of the Company, accomplished whether as an equity sale or a merger or similar business combination; provided, however, that, (a) none of these transactions will constitute a “Sale Event” unless more than 80% of the shares of capital stock of the Company held by the Founders and the Founder Entities immediately prior to the consummation of such transaction are sold or otherwise transferred for cash or other consideration (including without limitation, equity) by the Founders and the Founder Entities in connection with such transaction; and (b) the occurrence of a transaction will only constitute a Sale Event if such transaction also constitutes a “change in control event” as defined under Treasury Regulation Section 1.409A-3(i)(5)(v) or (vii).

Effect of a Termination of the Consulting Agreement.

Termination by the Consultant or Termination by the Company for Cause. In the event the Consulting Agreement is terminated by the Consultant for any or no reason or by the Company for Cause (as defined in the Consulting Agreement), in each case prior to the expiration of the Term, then:

(i)

the Consultant will forfeit and lose all entitlement to any and all unpaid Consulting Fees, other than all unpaid Consulting Fees earned, due, or payable through the effective date of the Consulting Agreement’s termination;

(ii)	the Company will reimburse the Consultant for all Out-of-Pocket Expenses incurred through the effective date of the Consulting Agreement’s termination;

(iii)

all Stock Options will cease vesting as of the effective date of the Consulting Agreement’s termination, and Murthy and Sengupta will each have the right to exercise vested Stock Options until the date that is the earliest of (a) 90 days following the effective date of the Consulting Agreement’s termination, (b) 10 years after the Grant Date (as such term is defined in each of the Stock Option Agreements), or (c) the last day of the original maximum term of each of the Stock Options (per the provisions of each of the Stock Option Agreements), in each case subject and pursuant to the terms of the Stock Option Grant Agreements and the Plan, and Murthy and Sengupta will forfeit and lose all entitlement to all unvested Stock Options, but will retain all entitlement to all vested Stock Options, in each case subject to and pursuant to the terms of the Stock Option Grant Agreements and the Plan; and

(iv)	no Founder Equity Share Transfer will be effectuated or otherwise required.

Termination by the Company without Cause. In the event the Consulting Agreement is terminated by the Company without Cause prior to the expiration of the Term, then:

(i)

the Consultant will forfeit and lose all entitlement to any and all unpaid Consulting Fees, other than all unpaid Consulting Fees earned, due, or payable through the effective date of the Consulting Agreement’s termination;

(ii)	the Company will pay the Termination Fee, if any;

(iii)	the Company will reimburse the Consultant for all Out-of-Pocket Expenses incurred through the effective date of the Consulting Agreement’s termination;

(iv)

the vesting of all Stock Options will accelerate as of the effective date of the Consulting Agreement’s termination, and Murthy and Sengupta will each have the right to exercise such Stock Options until the date that is the earliest of (a) one year following the effective date of the Consulting Agreement’s termination, (b) 10 years after the Grant Date, or (c) the last day of the original maximum term of each of the Stock Options (per the provisions of each of the Stock Option Agreements), in each case subject and pursuant to the terms of the Stock Option Grant Agreements and the Plan; and

(v)	subject to the terms and conditions of the Consulting Agreement, Murthy and Sengupta will continue to be eligible to receive the Founder Equity Share Transfers for any Sale Event.

Termination upon Consummation of a Sale Event. In the event the Consulting Agreement is terminated upon the consummation of a Sale Event, then:

(i)

the Consultant will forfeit and lose all entitlement to any and all unpaid Consulting Fees, other than all unpaid Consulting Fees earned, due, or payable through the effective date of the Consulting Agreement’s termination;

(ii)	the Company will reimburse the Consultant for all Out-of-Pocket Expenses incurred through the effective date of the Consulting Agreement’s termination;

(iii)

the vesting of all Stock Options will accelerate as of the effective date of the Consulting Agreement’s termination, and Murthy and Sengupta will each have the right to exercise such Stock Options until the date that is the earliest of (a) one year following the effective date of the Consulting Agreement’s termination, (b) 10 years after the Grant Date, or (c) the last day of the original maximum term of each of the Stock Options (per the provisions of each of the Stock Option Agreements), in each case subject to and pursuant to the terms of the Stock Option Grant Agreements and the Plan; and

(iv)	subject to the terms and conditions of the Consulting Agreement, Murthy and Sengupta will continue to be eligible to receive the Founder Equity Share Transfers for any Sale Event.

Termination by the Company upon Death or Disability of Key Consultant Personnel. In the event the Company terminates the Consulting Agreement by reason of the death or Disability (as defined in the Consulting Agreement) of Murthy or Sengupta prior to the expiration of the Term, then:

(i)

the Consultant will forfeit and lose all entitlement to any and all unpaid Consulting Fees, other than all unpaid Consulting Fees earned, due, or payable through the effective date of the Consulting Agreement’s termination;

(ii)	the Company will reimburse the Consultant for all Out-of-Pocket Expenses incurred through the effective date of the Consulting Agreement’s termination;

(iii)	the vesting of all Stock Options granted to Sengupta will cease upon his death or Disability;

(iv)

the vesting of all Stock Options granted to Murthy will cease if his death or Disability occurs within 24 months of the Effective Date; if the death or Disability of Murthy occurs on or after the start of the 25th month after the Effective date, the vesting of all Stock Options granted to Murthy will accelerate;

(v)

Murthy and Sengupta will each have the right to exercise all vested Stock Options until the date that is the earliest of (i) one year following the death or Disability of Murthy or Sengupta, respectively, (ii) 10 years after the Grant Date, or (iii) the last day of the original maximum term of each of the Stock Options (per the provisions of each of the Stock Option Agreements), in each case subject to and pursuant to the terms of the Stock Option Grant Agreements and the Plan; and

(vi)

subject to the terms and conditions of the Consulting Agreement, Murthy and Sengupta will each continue to be eligible to receive their share of (a) 100% of the Founder Equity Share Transfers for any Sale Event that occurs within 12 months of termination; or (b) 50% of the Founder Equity Share Transfers for any Sale Event that occurs within 13 to 24 months of termination.

The Consulting Agreement also contains, among other things, customary provisions relating to confidentiality rights and obligations, each parties’ intellectual property ownership rights and non-solicitation of Company employees.

The foregoing description of the Consulting Agreement and the Stock Option Agreements is qualified in its entirety by reference to the full text of the Consulting Agreement (including the form of Stock Option Agreements attached as an exhibit thereto), which is filed herewith as Exhibit 10.1.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description

10.1	Consulting Services Agreement, made and entered into effective as of January 12, 2024, by and among Primentor Inc., Phaneesh Murthy, Srinjay Sengupta, Mastech Digital, Inc., Sunil Wadhwani, and Ashok Trivedi

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MASTECH DIGITAL, INC.

By:	/s/ John J. Cronin, Jr.
Name:	John J. Cronin, Jr.
Title:	Chief Financial Officer

January 19, 2024